UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 5, 2024
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Corporate Presentation

The investor presentation about Genprex, Inc. (the “Company” or “Genprex”) that is furnished as Exhibit 99.1 to this Current Report on Form 8-K may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after January 5, 2024. A copy of the investor presentation slides, substantially in the form expected to be used in such presentations and meetings, will be available on the Company’s website, www.genprex.com.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On January 5, 2024, the Company issued a press release in which it provided certain business updates, including a preview of plans for advancing its diabetes and oncology gene therapy programs in 2024.

Oncology Gene Therapy Platform

The Company's lead oncology product candidate, REQORSA® Immunogene Therapy (generic name: quaratusugene ozeplasmid), utilizes its systemic, non-viral ONCOPREX® Nanoparticle Delivery System which encapsulates the gene-expressing plasmids using lipid nanoparticles and is initially being developed in combination with prominent approved cancer drugs to treat Non-Small Cell Lung Cancer (“NSCLC”) and Small Cell Lung Cancer (“SCLC”).  In December 2023, the Company completed the successful production of a new batch of REQORSA thereby securing REQORSA supply for its Acclaim clinical trials.  Additionally, collaborators submitted abstracts in 2023 and are expecting to present data at the American Association for Cancer Research (AACR) Meeting in April 2024.

Acclaim-1, Acclaim-2 and Acclaim-3 Clinical Trials

The Acclaim-1 study is a Phase 1/2 clinical trial that has three portions - a Phase 1 dose escalation which has been completed, a Phase 2a expansion, and a Phase 2b randomized portion. Acclaim-1 uses a combination of REQORSA and AstraZeneca's Tagrisso® in patients with late-stage NSCLC that has activating epidermal growth factor receptor mutations and progression after treatment with Tagrisso.  In January 2024, the Company expects to open the Phase 2a expansion portion of the Acclaim-1 study for enrollment.  Genprex expects to complete the enrollment of 19 patients in each cohort of the Phase 2a expansion portion of the Acclaim-1 study by the end of 2024.

The Acclaim-2 study is a Phase 1/2 clinical trial that has three portions - a Phase 1 dose escalation portion, a Phase 2a expansion portion, and a Phase 2b randomized portion.  The Acclaim-2 trial uses a combination of REQORSA and Merck & Co.’s Keytruda® in patients with late-stage NSCLC whose disease has progressed after treatment with Keytruda.  In the second half of 2024, Genprex expects to complete enrollment in the Phase 1 dose escalation portion of the Acclaim-2 study.

The Acclaim-3 study is a Phase 1/2 clinical trial that has two portions - a Phase 1 dose escalation portion and a Phase 2 expansion portion. The Acclaim-3 trial uses a combination of REQORSA and Genentech, Inc.’s Tecentriq® as maintenance therapy for patients with extensive stage SCLC who develop tumor progression after receiving Tecentriq and chemotherapy as initial standard treatment.  In January 2024, Genprex expects to open the Phase 1 portion of the Acclaim-3 study for enrollment and expects to complete the Phase 1 portion of the study by the second half of 2024.  In the second half of 2024, Genprex expects to start the Phase 2 portion of the Acclaim-3 study.

Diabetes Gene Therapy Platform

The Company's diabetes gene therapy approach is comprised of an infusion process that uses an adeno-associated virus vector to deliver Pdx1 and MafA genes directly to the pancreas. In models of Type 1 diabetes, GPX-002 transforms alpha cells in the pancreas into functional beta-like cells, which can produce insulin but may be distinct enough from beta cells to evade the body’s immune system. In a similar approach, GPX-003 for Type 2 diabetes, where autoimmunity is not at play, is believed to rejuvenate and replenish exhausted beta cells.  Genprex has exclusively licensed from the University of Pittsburgh of the Commonwealth System of Higher Education (“University of Pittsburgh”) multiple technologies relating to the development of a gene therapy product for each of Type 1 and Type 2 diabetes. In October 2023, Genprex entered into a one-year extension to the August 2022 sponsored research agreement with the University of Pittsburgh. The extension includes a revised research plan to encompass the Company’s most recent technologies to which Genprex acquired exclusive rights from the University of Pittsburgh in July 2023. These include a MafB promoter to drive expression of the Pdx1 and MafA transcription factors that can potentially be used for both Type 1 and Type 2 diabetes. This research is expected to be initially conducted in a Type 1 animal model. The Company finalized the components of the diabetes construct to take forward for nonclinical studies and in December 2023, the Company submitted a request to meet with the U.S Food and Drug Administration (“FDA”) to obtain their guidance on the nonclinical studies needed to file an Investigational New Drug (“IND”) application and initiate first-in-human studies. As a result of the FDA’s response, the Company will continue with its planned additional nonclinical studies before requesting regulatory guidance in 2024 for the IND-enabling studies.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2022.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: January 5, 2024	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)